                             CERTIFICATION OF 10QSB

I, Douglas Larson of Eldorado Artesian Springs,  Inc. (the "Company"),  certify, pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002,  18 U.S.C.  Section
1350, that:

(1)  the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the  requirements of
     Section 13 (a) or 15 (d) of the Securities  Exchange Act of 1934 (15 U.S.C.
     78m or 78o(d)); and

(2)  the information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

                                          /s/ Douglas Larson
Dated: August 14, 2002

                             CERTIFICATION OF 10QSB

I,  Cathleen  Shoenfeld of Eldorado  Artesian  Springs,  Inc.  (the  "Company"),
certify,  pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002, 18 U.S.C.
Section 1350, that:

(1)  the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the  requirements of
     Section 13 (a) or 15 (d) of the Securities  Exchange Act of 1934 (15 U.S.C.
     78m or 78o(d)); and

(2)  the information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

                                          /s/ Cathleen Shoenfeld
Dated: August 14, 2002